Exhibit 10(s)


February 16, 2001

Minn-Dak Farmers Cooperative
7525 Red River Road
Wahpeton, North Dakota 58075

Minn-Dak Yeast Company, Inc.
18175 Red River Road West
Wahpeton, North Dakota 58075

Gentlemen:

         This letter is to set forth the agreement between Universal Foods Corporation d/b/a Sensient Technologies Corporation a Wisconsin corporation ("Sensient"), Minn-Dak Yeast Company, Inc., a North Dakota corporation ("Minn-Dak") and Minn-Dak Farmers Cooperative, a North Dakota cooperative association ("MDFC") relating to the sale of the Red Star Yeast & Products Division ("Red Star") or Sensient to certain subsidiaries of Lesaffre et Compagnie, a French corporation ("Lesaffre"). This agreement reflects the results of discussions among Sensient, Lesaffre, Minn-Dak and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") in connection with the review by the Antitrust Division of the sale of Red Star pursuant to the Hart-Scott-Rodino Antitrust Improvements Acts of 1976, as amended (the "HSR Act"). The parties agree as follows:

1. Sensient will not include in the sale of Red Star to Lesaffre its equity interest in Minn-Dak or its contractual rights and obligations pursuant to the Management Consulting Agreement dated June 13, 1994 (the "Management Agreement") between Sensient, Minn-Dak and MDFC, the Yeast Purchase Agreement dated June 13, 1994 (the "Supply Agreement") between Sensient and Minn-Dak and the Shareholders Agreement (collectively, the Management Agreement, the Supply Agreement and the Shareholders Agreement are hereinafter referred to as "Minn-Dak Agreements"). In this connection, the Purchase Agreement between Sensient and Lesaffre will provide that customer contracts will not be transferred to Lesaffre to the extent that the yeast is sourced from Minn-Dak. In addition, Sensient hereby agrees to cancel, effective immediately, the Molasses Purchase Agreement dated June 13, 1994 between Sensient and Minn-Dak, provided that purchase commitments for the 2000 beet crop molasses already in place shall remain in effect.

2. Sensient will organize the Minn-Dak Yeast Sales and Service Division (the "Sales Division") to perform the functions contemplated by the Minn-Dak Agreements immediately after the sale of Red Star to Lesaffre. The Sales Division will include executives with expertise in general management, sales and marketing, research and development and yeast distribution sufficient to enable Sensient to meet all of its obligations to Minn-Dak. It is anticipated that the Sales Division would be staffed as described in Exhibit A hereto. The Purchase Agreement between Sensient and Lesaffre will prohibit Lesaffre from attempting to hire employees designated by Sensient to be part of the Sales Division. In addition to the positions described in Exhibit A, Sensient also agrees to adjust the organizational chart to provide the following services to Minn-Dak on an as needed basis: Yeast Quality Control personnel and Environmental Compliance personnel. Sensient also agrees to consult with Minn-Dak, and Minn-Dak has to be in basic agreement, before any changes can be made to the sales and service organization structure contemplated by Exhibit A as adjusted pursuant to this paragraph 2.

3. In accordance with Sensient's discussions with the Antitrust Division, a key objective of the parties hereto will be to assist Minn-Dak to grow its business so that it will operate as an effective independent fourth competitor in the United States fresh yeast market. To that end, Sensient has submitted to Minn-Dak a three-year business plan (the "Business Plan"), a copy of which is attached hereto as Exhibit B, which the parties hereby adopt and agree to implement in accordance with sound business judgment. Under the Business Plan, yeast sales volumes are expected to exceed the levels of the Supply Agreement as modified herein under paragraph 4 below. Because of that, Minn-Dak expects to incur certain new environmental costs to meet these volume commitments. These new environmental costs include capital equipment necessary to comply with EPA waste water regulations and initial costs to comply with EPA air emission regulations dealing with volatile organic carbons (VOC's) being emitted from the plant. Such costs to comply with EPA waste water and air emission regulations are expected to total approximately $2 million. Sensient agrees to share equally with Minn-Dak in these environmental costs, provided that: (a) any such costs relate to annual production [XXXX] minimum purchase requirement; and (b) the amount expended by Sensient for such costs shall not exceed $2 million.

4. For the year ending [XXXX]. In the event that Minn-Dak experiences a production problem which will prevent Sensient from meeting customer requirements, Sensient will purchase the necessary yeast from an alternative source. In such event, the obligations of the parties to each other will be suspended for the duration of the production problem and, thereafter, the parties will promptly resume performance pursuant to the Supply Agreement.

5. To facilitate the growth contemplated by the Business Plan with respect to cream yeast, Sensient will make the capital expenditures necessary for the cream yeast load-out facility described in Appendix III to the Business Plan. Such facility will be completed within 8 months after the effective date of this Agreement. Upon completion of this facility, this asset will be entirely owned by Sensient. Upon termination of the Minn-Dak agreements, ownership of this asset will transfer to Minn-Dak at no cost to Minn-Dak. The original costs of this facility will be excluded from the yeast pricing formula in the Supply Agreement, but any future additions thereto paid for by Minn-Dak and any maintenance will be included in such formula.


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


6. In order to allow a more adequate period of time for Minn-Dak to operate as an effective independent fourth competitor in the United States fresh yeast market, Minn-Dak shall have the unilateral right to an extension of the term of the Minn-Dak Agreements for an additional three years on the currently applicable terms and conditions, except as modified herein.

7. To the extent that any capital expenditures after January 1, 2001, excluding the initial cost of the cream yeast load-out facility and any participation in specified environmental capital costs, are not fully depreciated on a book basis at the termination of the Minn-Dak Agreements, Sensient shall compensate Minn-Dak for 50% of the remaining depreciation, less $250,000. In the event Minn-Dak remains profitable after that date, Minn-Dak will make payment back to Sensient on an annual basis for this depreciation.

8. The parties recognize the intent of the Antitrust Division that Minn-Dak be maintained as an independent competitor. In the event that Sensient shall enter into an agreement [XXXX].

9. In consideration of the foregoing commitments by Sensient, Minn-Dak will support the efforts of Sensient to obtain clearance by the Antitrust Division of the Red Star sale pursuant to the HSR Act and will commit to the achievement of the plans outlined in this Agreement.

10. This Agreement shall be effective on the closing date of the sale of Red Star, provided that such closing must occur on or before March 31, 2001.

11. The parties hereto agree that from time to time after the effective date of this Agreement, each of them will execute and deliver such further instruments and documents and take such other action as may be necessary or advisable to carry out the purposes and intent of this Agreement. The parties hereto further agree that they will exercise their best efforts to implement the plans contemplated hereby in such a manner as to avoid any unfavorable tax consequences to Minn-Dak.




         If the foregoing accurately sets forth our agreement, please so signify by signing where indicated below.


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


                                        Very truly yours,

                                        SENSIENT TECHNOLOGIES
                                        CORPORATION



                                        By: /s/    Kenneth P. Manning
                                            ------------------------------------
                                                Kenneth P. Manning
                                                Chairman, President & Chief
                                                Executive Officer


         Agreed:

         MINN-DAK FARMERS COOPERATIVE

         By: /s/ Steven M. Caspers
             ------------------------------------
                Steven M. Caspers
                Interim President & Chief
                Executive Officer


         MINN-DAK YEAST COMPANY, INC.

         By: /s/ Steven M. Caspers
             ------------------------------------
                Steven M. Caspers
                President

Exhibit A

Organizational Chart & Biographies


                                 Minn-Dak Yeast
Sales and Service Division


                             JACK H. KOBERSTINE
                               General Manager
                                      |
                                      |
                                      |____ Secretary
                                      |
                                      |
       _______________________________|______________________________
      |                     |                    |                   |
      |                     |                    |                   |
PAUL ERNSTER           JAMES FOY            RAVI ARORA         JUDY PSENKO
------------           ---------            ----------         -----------
Controller             Manager Research     Manager Sales      Manager Logistics
      |                & Development             |
      |                     |                    |
      |                     |                    |
RITA BUGALSKI          ERIC SANDERS         KATHLEEN MAHON
-------------          ------------         --------------
Account Specialist     Lab Tech             Account Manager

Exhibit B

Business Plan



                                 MINN-DAK YEAST

                                  BUSINESS PLAN



                                DECEMBER 5, 2000



                                TABLE OF CONTENTS

SECTION                                                                    PAGE

Executive Summary                                                          1

Minn-Dak History                                                           2

Business & Industry Overview                                               3

Business Strategy                                                          8

Appendix I - Pro Forma Income Statement                                   10

Appendix II - Organization Chart & Biographies                            12

Appendix III -[XXXX]                                                      15



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


EXECUTIVE SUMMARY

BUSINESS OVERVIEW

Minn-Dak Yeast Company manufactures and markets fresh yeast products for the North American commercial baking industry. It is jointly owned by Minn-Dak Farmers Cooperative and Sensient Technologies Corporation, with 80% and 20% share ownership respectively. Minn-Dak Farmers Cooperative is a sugarbeet processor and molasses producer, and provides the Yeast Company its source for high-sugar content molasses, the primary raw material for yeast manufacturing. Sensient Technologies Corporation supplies color, flavor and fragrance technologies and products to the food, cosmetics, specialty-inks and household products industries. Minn-Dak's corporate offices and manufacturing site are located in Wahpeton, North Dakota. Sales, marketing, R&D and technical service are located in Milwaukee, Wisconsin.

Minn-Dak Yeast Company is the fourth largest supplier of fresh yeast in North America and has a reputation for high quality product and service. They also enjoy excellent relationships with the major commercial baking companies in North America, which is demonstrated by the significant presence of these companies in their customer portfolio.

Minn-Dak operates under the theory of [XXXX]. The unique combination of [XXXX] enable Minn-Dak to [XXXX].


HISTORICAL AND PROJECTED FINANCIAL SUMMARY

The following table highlights Minn-Dak's strong historical financial performance, as well as its projected growth.

                                    Pro Forma Results*
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
(in $ mm)                  1998 A      1999 A      2000 A      2001 P      2002 P      2003 P
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
Volumes (lbs mm)           [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
Revenues                   [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
  COGS                     [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
Gross Profit               [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
   Freight                 [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
   Selling Expenses        [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]
------------------------ ----------- ----------- ----------- ----------- ----------- ----------
Operating Profit           [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]      [XXXX]

     * In historical years, combines certain RSY & MDY results


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


MINN-DAK HISTORY

The Minn-Dak Yeast Company ("MDY") was founded in 1989 as an independent producer and marketer of fresh yeast. The Company's principal founder, the Minn-Dak Farmers Cooperative, saw an opportunity to put the molasses it generated in the processing of sugarbeets to profitable use by manufacturing yeast (molasses is the main ingredient used in the production of yeast).

In 1994, Red Star Yeast ("RSY") purchased a 20% stake in MDY by acquiring the shares of MDY's minority owner. The Cooperative's existing 80% ownership stake in MDY was not affected by this transaction. Red Star made this acquisition both because of the financial attractiveness of MDY as an investment and because, in conjunction with the acquisition, Red Star was granted a supply agreement that gave RSY access to a low cost source of fresh yeast. As part of this transaction, RSY agreed to provide technical consulting on an as needed basis and was given the right to purchase any of the Minn-Dak Farmers Cooperative molasses not used by MDY.

The supply agreement, the consulting agreement, and the agreement giving RSY access to any of the Minn-Dak Farmers Cooperative's excess molasses all have ten year terms and expire in June, 2004.

BUSINESS & INDUSTRY OVERVIEW

FRESH YEAST MARKET

Baker's yeast is typically classified into several different types of fresh and dry product. Fresh yeast can be produced in liquid (or cream) form and also in a compressed state where additional liquid is removed from the product which is then sold in a cake or granular form. High levels of bioactivity and a relatively short life characterize fresh yeast.

Fresh yeast is Minn-Dak's sole area of production, with the majority of the product going to large wholesale bakeries. It has a shelf life of two to three weeks. Liquid yeast, the starting point for all forms of fresh yeast, is produced in an aerobic fermentation process on a substrate of cane or beet molasses with additional required nutrients.

CREAM YEAST Cream yeast is liquid yeast in its initial unprocessed form. It is shipped directly to customers in insulated trucks for use in cream yeast systems. These systems are typically installed and financed by a yeast supplier. Cream yeast is typically used by larger bakeries with annual consumption in excess of 1.0 million pounds.

COMPRESSED YEAST Compressed yeast is manufactured from liquid yeast by removing water with a filtering device. Typically, smaller wholesale and retail bakeries purchase compressed yeast, but it is still used by some large bakeries. It is normally shipped in refrigerated trucks.

While Minn-Dak does not currently sell cream yeast (all of its cream is currently processed to compressed yeast), the Company would be able to market cream to outside customers with only a modest level of investment.

YEAST MANUFACTURING PROCESS

The complete commercial yeast manufacturing process from molasses to liquid yeast takes approximately five days from laboratory flasks to commercial state production. The following outlines this process:

SEED YEAST
      -MOLASSES
           -FERMENTATION
                -SEPARATION
                      -LIQUID YEAST
                            -CREAM YEAST
                            -FILTER PRESS
                                  -COMPRESSED YEAST
                            -FILTER PRESS
                                  -BELT OR FLUID BED DRYER
                                  -DRY YEAST
                            -DRUM DRYER
                                  -NUTRITIONAL YEAST


UNITED STATES DEMAND

Demand for yeast within the U.S. is estimated at 700 million pounds annually, with a dollar value of $325 million. Fresh yeast consumption, which accounts for a majority of the total, represents the most significant segment. Unlike other countries, where the majority of fresh yeast consumption is in the form of compressed product, U.S. demand for fresh yeast is skewed heavily toward delivery in cream, or liquid form. Of the 590 million pounds of fresh yeast consumed annually in the U.S., approximately 50% is sold as cream yeast, with the remainder sold as compressed yeast.

--------------------------------------------------------------------------------
U.S. Commercial Yeast Demand
--------------------------------------------------------------------------------

          ----------------- ---------------- ---------------- ----------
                                 Volume         Total Value      % of
                             (million lbs.)    ($ millions)      Total
          ----------------- ---------------- ---------------- ----------
          Fresh Yeast*            590              $ 180          55%
          ----------------- ---------------- ---------------- ----------
          Dry Yeast               110              $ 145          45%
          ----------------- ---------------- ---------------- ----------
                                  700              $ 325
          --------------------------------------------------------------
          *On a compressed yeast basis.
          --------------------------------------------------------------

Source: Milling and Baking News | March 28, 2000 and Division estimates.

Cream yeast delivery has emerged as the preferred method or fresh yeast delivery by large commercial bakeries in the United States. In the face of slow overall demand growth for baked goods, the U.S. bakery industry has experienced a dramatic consolidation during the late 1990's, as many smaller local and regional bakeries have been acquired by large firms. Today, the top five baking companies account for approximately 50% of the total fresh yeast consumed in the United States. Accelerated consolidation with the baking industry has created large baking companies with fewer, but larger baking facilities focused on production and procurement efficiencies. As bakeries have consolidated into larger facilities, they have increasingly converted to cream yeast delivery systems.

CUSTOMERS

Minn-Dak is the fourth largest North American supplier of yeast to the commercial bakery segment. Through its existence as an independent company and then by its association with Red Star, Minn-Dak has developed a reputation for quality and reliability in the production and delivery of yeast products for the commercial baking markets. Its customers include such market leaders as Earthgrains, Pillsbury, Flowers, and Kraft.

Minn-Dak's top [XXXX] customers account for [XXXX] of the Company's total revenues. This [XXXX] allows Minn-Dak to [XXXX]. These customer relationships [XXXX]. Product is [XXXX] from Minn-Dak's production facility in Wahpeton, ND.

COMPETITION

In the formation of Minn-Dak as a stand-along entity, there are four significant producers of fresh yeast in the United States and Canada: Red Star/SAF; Fleischmann; Lallemand; and Minn-Dak.


MANUFACTURING HIGHLIGHTS

    * The Minn-Dak Farmers Cooperative local sugarbeet refining activities provide an excellent source of high quality molasses that does not have to be transported great distances. No other North American yeast maker has this advantage.

    *   Water is readily available through two on-site wells.

    *   MDY has a captive and expandable waste treatment facility.


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


    * MDY's plant is well-built and modern. On-going maintenance capital expenditures are therefore kept to a minimum.

    * While current capacity is [XXXX] million pounds, Minn-Dak enjoys several features which [XXXX].

                  [XXXX]

BUSINESS STRATEGY

OBJECTIVES AND GOALS

Our strategic plan is focused on a three-year period that optimizes our current business and provides adequate growth to satisfy our shareholder's financial goals.

We begin with the stated objective: MAINTAIN MINN-DAK YEAST COMPANY AS A STAND-ALONE, PROFITABLE SUPPLIER OF HIGH-QUALITY FRESH YEAST TO THE NORTH AMERICAN BAKING INDUSTRY.

    Within this objective are contained the tangible goals of [XXXX]. Achieving this [XXXX].

KEY LEVERAGE AREAS

During this three-year period, we will continue to see consolidation throughout the food and baking industries. As this trend continues, customers will tend to consolidate toward suppliers they have come to rely on. We find ourselves in a particularly strong position given the concentration of major bakeries in our customer portfolio. We will use this strength, combined with our key leverage areas to facilitate our growth over the next three years and beyond.

Key leverage areas are:

    *   Marketplace credibility
    *   Low cost, high quality manufacturing position
    *   Excellent customer satisfaction with industry's largest users

An explanation for the basis of these strengths is in order. Our credibility in the baking industry stems from an eleven-year history of supplying a consistent and reliable fresh yeast product at a competitive price. Combining this track record with our highly experienced R&D, Technical Service and Sales organization has made us the supplier of choice at many bakeries. See Appendix 1 for the full organizational chart and management biographies.


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


Our manufacturing position is enhanced through [XXXX]. These factors, combined with [XXXX].

The high level of customer satisfaction that Minn-Dak enjoys is related to the excellent quality of product we supply and our ability to respond quickly to ever-changing customer requirements. This, again, is attributable to our highly experienced and dedicated customer service and logistics organization.

DISCUSSION OF STRATEGY

In year one or our strategy, we will capitalize on our strengths [XXXX]. This technology has proven to be [XXXX]. Our account portfolio includes many of the largest commercial bakeries in North America. These companies typically have [XXXX]. Using our strong relationships at [XXXX].

Years two and three of our strategy focus on [XXXX]. During year two, we will [XXXX].

The overriding theme to this strategy is [XXXX]. Executing this strategy will certainly depend greatly on our ability to maintain our current leverage areas throughout the entire strategic period.



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


APPENDIX I

PRO FORMA INCOME STATEMENT

[XXXX]





APPENDIX II

ORGANIZATIONAL CHART & BIOGRAPHIES



                               MINN-DAK YEAST
                         SALES AND SERVICE DIVISION


                             JACK H. KOBERSTINE
                               General Manager
                                      |
                                      |
                                      |____ Secretary
                                      |
                                      |
       _______________________________|______________________________
      |                     |                    |                   |
      |                     |                    |                   |
PAUL ERNSTER           JAMES FOY            RAVI ARORA         JUDY PSENKO
------------           ---------            ----------         -----------
Controller             Manager Research     Manager Sales      Manager Logistics
      |                & Development             |
      |                     |                    |
      |                     |                    |
RITA BUGALSKI          ERIC SANDERS         KATHLEEN MAHON
-------------          ------------         --------------
Account Specialist     Lab Tech             Account Manager



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


KEY MANAGEMENT BIOGRAPHIES - RED STAR YEAST PRODUCTS

----------------------- --------------------------------------------------------
Name                    Position and Experience
----------------------- --------------------------------------------------------
Jack H. Koberstine      President, Red Star Yeast and Products: Mr. Koberstine
                        joined Universal Foods in 1998 with over 15 years of experience in sales, marketing and sales management in the chemical industry. He was made President of Red Star
                        Yeast and Products in April 2000.

                        Mr. Koberstine began his career as a sales trainee in 1982 with Hercules Inc., a $2.2 billion chemical company headquartered in Wilmington, Delaware. During the next 15 years, he held a series of progressively responsible positions leading to his most recent assignment as Director of Sales and Marketing North America, for the Food Ingredients Division.

                        In this role, Mr. Koberstine was responsible for sales and marketing for the $80 million North American segment of the Food Ingredients Division. He managed a staff of seventeen and played a key role in the development of product line strategies and acquisitions. Mr. Koberstine exceeded business plan revenues by as much as 20% and developed a cost-savings program that reduced expenses by 18%.

                        From 1995 to 1997, Mr. Koberstine was assigned responsibility for developing the worldwide business for the Food Ingredients Division. He spent two years in Denmark, where he successfully implemented a five-year strategic plan designed to achieve 20% annual sales growth. He exceeded that goal during each of his two years in Denmark.

                        In 1998, Mr. Koberstine joined Universal Foods Corporation as Vice President/General Manager of the Dairy and Food Ingredients business units of the Flavor Division. During his tenure with Flavor, Mr. Koberstine implemented a strategic plan that resulted in double-digit revenue growth in a mature market and generated $5 million of operating profit from a break-even position the previous year.

                        B.S. Chemical Engineering
                        University of Illinois, Champaign-Urbana  1982

----------------------- --------------------------------------------------------
Paul J. Ernster         Controller, Red Star Yeast and Products: Mr. Ernster
                        joined Universal Foods in 1971. He has held a number of progressively responsible positions in accounting and finance over the past 29 years at both the corporate and divisional levels. In his current role, Mr. Ernster is Controller of Red Star Yeast and Products.

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------
                        Mr. Ernster began his career with Universal Foods as Assistant Tax Manager. Since then, he has held a number of key accounting positions, including Manager, Corporate General Accounting and Assistant Corporate Controller for Universal Foods. Mr. Ernster was promoted to division Controller of Red Star Yeast in 1984.

                        B.S. Accounting
                        Marquette University, 1966

                        M.S. Business Administration
                        Marquette University, 1981

                        Certified Public Accountant, 1971

                        Member, Wisconsin Institute of Certified Public Accountants

----------------------- --------------------------------------------------------
Dr. James Foy           Director, Research/Development, Red Star Yeast and
                        Products: Dr. Foy joined Universal Foods in 1988, as a
                        Group Leader at the Technical Center for Red Star Yeast.
                        In 1990, Dr. Foy was promoted to Director,
                        Research/Development for Red Star.

                        Prior to joining Red Star Yeast, Dr. Foy was a Research Scientist with the University of California.

                        B.S. Biology
                        University of Cincinnati, 1973

                        M.S. Microbiology
                        University of Miami, Ohio, 1976

                        Ph.D. Microbiology
                        University of Miami, Ohio, 1979

                        Member, American Association of Cereal Chemists Member, American Society for Microbiologists
                        Member, American Society of Bakery Engineers
                        Member, American Institute of Baking
                        Member, American Society for Enology and Viticulture Member, Institute of Food Technologists
                        Member, Scientific Advisory Committee
                        Member, Society for Industrial Microbiology

----------------------- --------------------------------------------------------
Ravi Arora              Marketing Manager, Red Star Yeast and Products: Mr.
                        Arora joined Universal Foods in 1996 as a Senior
                        Scientist/Associate. In January 2000, Mr. Arora was promoted to Manager, Marketing for Red Star Yeast.

----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------

                        Prior to joining Red Star Yeast, Mr. Arora worked at the American Institute of Baking as a Teaching Assistant in Cereal Technology. He was also the Director of Big Boss Foods in India.

                        B.S. Food Technology
                        University of Minnesota, 1990

                        MBA candidate
                        Marquette University

                        Member, American Society of Baking Engineers

----------------------- --------------------------------------------------------
Judith Psenko           Manager, Transportation/Logistics Support Systems, Red
                        Star Yeast and Products: Ms. Psenko joined Universal
                        Foods in 1978 as the Manager, Transportation/Logistics
                        Support Systems for Red Star Yeast. During her long career with the Company, Ms. Psenko held a number of positions, including Accounting Assistant, Traffic
                        Coordinator and Supervisor, Transportation. She is currently the Manager, Transportation/Logistics Support
                        Systems for Red Star Yeast.

                        Prior to joining Red Star Yeast, Judith served as the head bookkeeper for Briggs and Stratton Business College and worked in the accounting department as a Treasury Accountant at Northwestern National Insurance. She has also held previous insurance related positions.

                        Associate Degree: Business Data Processing
                        Milwaukee Area Technical College

                        Candidate for Transportation Certificate
                        Milwaukee Area Technical College

----------------------- --------------------------------------------------------

APPENDIX III

[XXXX]



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